UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 30, 2010 (Date of earliest event reported)
Stillwater Mining Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-13053 (Commission File Number)	81-0480654 (IRS Employer Identification Number)

1321 Discovery Drive (Address of principal executive offices)		59102 (Zip Code)
4063738700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On November 30, 2010, Stillwater Mining Company ("Stillwater") and Marathon PGM Corporation, a Canadian exploration company ("Marathon PGM"), jointly announced the completion of the acquisition of Marathon PGM by Stillwater. Marathon PGM holds a number of PGM-copper development properties that are of particular interest to Stillwater, including the Marathon project in Ontario, Canada, located near the town of Marathon near the northern shore of Lake Superior.

As a result of the transaction, Stillwater acquired all outstanding shares of Marathon PGM pursuant to a plan of arrangement under the Canada Business Corporations Act. The transaction was previously overwhelmingly approved by 99.98% of the Marathon PGM shareholders who voted in respect of the arrangement, was subsequently approved by the Ontario Superior Court of Justice and then received ministerial approval under the Investment Canada Act.

Effective November 30, 2010, each common share of Marathon PGM has been exchanged for 0.112 common shares of Stillwater (resulting in our issuing a total of 3,882,013 Stillwater common shares with a total market value of US$73.4 million), C$1.775 cash (for a total of C$61.5 million) and 0.5 common shares of Marathon Gold Corporation, which will start trading at the opening of trading on December 3, 2010.

Stillwater accounted for the acquisition of Marathon PGM as an asset purchase with the majority of the total purchase price allocated to acquired mineral rights.

Item 3.02. Unregistered Sales of Equity Securities

On November 30, 2010, in connection with the Marathon PGM acquisition described above in Item 2.01, Stillwater issued 3,882,013 common shares to the shareholders of Marathon PGM. The information contained in Item 2.01 is incorporated by reference herein.

The issuance of the common shares is exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended. Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom the securities will be issued have the right to appear. The Ontario Superior Court of Justice, in its final order dated November 19, 2010, approved the arrangement for the issuance and exchange of securities set forth in the plan of arrangement.

Item 8.01. Other Events

On November 30, 2010, Stillwater and Marathon PGM issued a joint press release, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, announcing the completion of the Marathon PGM acquisition.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Stillwater Mining Company dated November 30, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2010	STILLWATER MINING COMPANY By: /s/ John R. Stark John R. Stark Executive Vice President

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Stillwater Mining Company dated November 30, 2010